UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2012

Appliance Recycling Centers of America, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-19621	41-1454591
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7400 Excelsior Blvd., Minneapolis, MN	55426-4517
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (952) 930-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07:              Submission of Matters to a Vote of Security Holders

On May 10, 2012, Appliance Recycling Centers of America, Inc. (the “Company”) held its 2012 Annual Meeting of Shareholders, the shareholders elected the Company’s nominees for director to serve a one-year term until the 2013 Annual Meeting of Shareholders.  The shareholders also ratified the Audit Committee’s appointment of Baker Tilly Virchow Krause, LLP to serve as the Company’s independent registered accounting firm for the fiscal year ending December 29, 2012.  The table below summarizes the voting results:

	For	Withheld	Broker Non-Votes
Election of Directors:
Edward R. Cameron	2,993,895	50,637	1,890,237
Duane S. Carlson	2,993,895	50,637	1,890,237
Stanley Goldberg	2,993,420	51,112	1,890,237
Steve Lowenthal	2,990,220	54,312	1,890,237
Dean R. Pickerell	2,993,520	51,012	1,890,237

	For	Against	Abstain	Broker Non-Votes
Ratification of Baker Tilly Virchow Krause, LLP	4,894,496	33,851	6,422	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Appliance Recycling Centers of America, Inc.

Date: May 11, 2012	/s/ Edward R. Cameron
Edward R. Cameron President & Chief Executive Officer